SUPPLEMENT DATED APRIL 10, 2017

TO THE SUMMARY PROSPECTUS FOR PACIFIC FUNDS –

PACIFIC FUNDSSM SHORT DURATION INCOME

CLASS A, CLASS C, CLASS I and ADVISOR CLASS

DATED AUGUST 1, 2016

This supplement revises the Pacific FundsSM Short Duration Income Class A, Class C, Class I and Advisor Class shares summary prospectus dated August 1, 2016, as supplemented (the “Prospectus”), and must be preceded or accompanied by the Prospectus. The changes in this supplement are currently in effect. Remember to review the Prospectus for other important information. Capitalized terms not defined herein are as defined in the Prospectus.

All references in the Prospectus to Barclays are replaced with “Bloomberg Barclays.”

In the Fees and Expenses of the Fund subsection for the Fund, the last sentence in the first paragraph is deleted and replaced with the following:

More information about these and other discounts is available from your financial professional and in the Overview of the Share Classes section on page 108 in the Fund’s prospectus (the “Prospectus”) and in the appendix to this Prospectus titled Variations in Sales Charge Waivers and Discounts Available Through Specific Financial Intermediaries.

In the Principal Investment Strategies subsection, the fourth sentence in the first paragraph is deleted and replaced with the following:

Debt securities in which the Fund invests may include those issued by non-U.S. entities denominated in U.S. dollars and are primarily in developed markets.

In the Principal Risks subsection, the following risk is added:

•	Sector Risk: The Fund may be invested more heavily from time to time in a particular sector (which is broader than an industry classification) based on investment opportunities or market conditions. For example, the Fund could invest more heavily in certain sectors at various times relative to its benchmark index. If the Fund is invested more heavily in a particular sector, its performance will be more sensitive to developments that affect that sector. Individual sectors may rise and fall more than the broader market. In addition, issuers within a sector may all react in the same way to economic, political, regulatory or other events. For more information on the Fund’s sector holdings, please refer to its annual report, semi-annual report or quarterly holdings report.

In the Performance subsection, the bar chart titled Calendar Year Total Returns (%) is deleted and replaced with the following:

Calendar Year Total Returns (%)1

1.	Class I return for the period 1/1/17 through 3/31/17: 0.84%

In the Performance subsection, the Average Annual Total Returns table is deleted and replaced with the following:

Average Annual Total Returns (For the periods ended December 31, 2016)	1 year	5 years	Since Inception
Class I (incepted December 19, 2011) (before taxes)	2.92%	2.86%	2.84%
Class I (after taxes on distributions)	2.08%	1.92%	1.90%
Class I (after taxes on distributions and sale of Fund shares)	1.65%	1.80%	1.78%
Class A (incepted June 29, 2012) (before taxes)	(0.62%)	N/A	1.49%
Class C (incepted June 29, 2012) (before taxes)	0.75%	N/A	1.44%
Advisor Class (incepted June 29, 2012) (before taxes)	2.77%	N/A	2.42%
Bloomberg Barclays 1-3 Year U.S. Government/Credit Bond Index (reflects no deductions for fees, expenses or taxes) (based on Class I inception date)	1.28%	0.92%	0.92%

In the Purchase and Sale of Fund Shares subsection, the third paragraph is deleted and replaced with the following:

Purchase and sale orders for accounts held directly with the Trust are executed at the next net asset value (“NAV”), plus or minus any applicable sales charges, determined after the transfer agent of the Trust receives an order in proper form at its processing location in Westborough, MA (which may not be the same day the order is first received at the Trust’s P.O. Box for any orders sent to the Trust’s P.O. Box as these orders must be picked up and delivered to the Trust’s Westborough, MA location for review and processing). Purchase and sale orders for accounts held with a financial intermediary are executed at the next NAV, plus or minus any applicable sales charges, determined after the order is received by the financial intermediary in proper form.

SUPPLEMENT DATED APRIL 10, 2017

TO THE SUMMARY PROSPECTUS FOR PACIFIC FUNDS –

PACIFIC FUNDSSM SHORT DURATION INCOME

CLASS A, CLASS C, CLASS I and ADVISOR CLASS

DATED AUGUST 1, 2016

This supplement revises the Pacific FundsSM Short Duration Income Class A, Class C, Class I and Advisor Class shares summary prospectus dated August 1, 2016, as supplemented (the “Prospectus”), and must be preceded or accompanied by the Prospectus. This supplement supersedes the previous supplement dated December 23, 2016 to the Pacific FundsSM Short Duration Income Class A, Class C, Class I and Advisor Class shares summary prospectus dated August 1, 2016. Remember to review the Prospectus for other important information. Capitalized terms not defined herein are as defined in the Prospectus.

The rows and the footnote to the Annual Fund Operating Expenses table regarding the expense reimbursement arrangement and the information in the Examples tables (“Fee Tables”) are replaced with the information below.

Annual Fund Operating Expenses1 (expenses that you pay each year as a percentage of the value of your investment)

	Share Class
	A	C	I	Advisor
Management Fee	0.40%	0.40%	0.40%	0.40%
Distribution (12b-1) and/or Service Fees	0.25%	1.00%	None	None
Other Expenses	0.41%	0.41%	0.26%	0.41%
Total Annual Fund Operating Expenses	1.06%	1.81%	0.66%	0.81%
Less Expense Reimbursement[2]	(0.31%)	(0.31%)	(0.16%)	(0.31%)
Total Annual Fund Operating Expenses after Expense Reimbursement	0.75%	1.50%	0.50%	0.50%

[1]	The expense information has been restated to reflect current fees.
[2]	The investment adviser has agreed to limit certain “Other Expenses” incurred by the Fund that exceed an annual rate of 0.10% for Class A, Class C, Class I and Advisor Class shares through 7/31/2018. The agreement is terminable upon approval of the Board of Trustees and prior written notice to the investment adviser. The investment adviser may recoup from the Fund amounts reimbursed in future periods, not to exceed three years from the date on which the reimbursement took place, provided that the recoupment would be limited to the lesser of: (i) the expense cap in effect at the time of the reimbursement, or (ii) the expense cap in effect at the time of recoupment.

Your expenses (in dollars) if you SELL your shares at the end of each period.
	Share Class
	A	C	I	Advisor
1 year	$374	$253	$51	$51
3 years	$597	$539	$195	$228
5 years	$838	$951	$352	$419
10 years	$1,528	$2,101	$807	$973

Your expenses (in dollars) if you DON’T SELL your shares at the end of each period.
	Share Class
	A	C	I	Advisor
1 year	$374	$153	$51	$51
3 years	$597	$539	$195	$228
5 years	$838	$951	$352	$419
10 years	$1,528	$2,101	$807	$973